UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

 _____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2026 (March 25, 2026)

Mag Magna Corp. (Exact name of registrant as specified in its charter)

000-56822	98-1626237
(Commission File Number)	(IRS Employer Identification Number)

4005 West Reno Avenue, Suite F Las Vegas, Nevada 89118	Wyoming
(Address of Principal Executive Offices)	(State or other jurisdiction of incorporation or organization)

702-595-2247

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On March 25, 2026, Mag Magna Corp., a Wyoming corporation (the “Company”), was notified of a fraudulent press release (the “Fraudulent Release”) with the following headline: MGNC Announces Strategic Acquisition of Large-Scale Poultry Farming Enterprise to Accelerate Commercial Expansion and Revenue Growth. Further, the Company states:

The Company did not authorize the inclusion of its ticker in the Fraudulent Release;

The Company abandoned any business operations associated with the poultry industry, effective December 24, 2025, upon the change-in-control transaction effective as of such date, in favor of its current rare earth element mining plan of business;

No person should rely on the Fraudulent Release; and

The Company has demanded that the Fraudulent Release be stricken by the relevant publishers of the Fraudulent Release.

On March 25, 2026, the Company published the following press release:

“Mag Magna Corp. Addresses Fraudulent Press Release”

LAS VEGAS, NV / ACCESS Newswire / March 25, 2026 / Mag Magna Corp. (OTCID:MGNC) (the "Company"), a rare earth elements mining company, today advised that a press release (the “Fraudulent Release”) titled “MGNC Announces Strategic Acquisition of Large-Scale Poultry Farming Enterprise to Accelerate Commercial Expansion and Revenue Growth” was, in fact, not authorized by the Company and is fraudulent on its face. As announced previously, the Company currently only engages in the rare earth elements mining business.

The Company advises that no person should rely on the Fraudulent Release and, further, the Company has demanded that the Fraudulent Release be stricken immediately by the relevant publishers thereof.

ABOUT MAG MAGNA CORP.

The Company engages in the rare earth minerals mining industry, having acquired its first mining properties in January 2026. The Company intends to acquire attractive undeveloped rare earth mineral mining properties and, thereafter, engage in the mining of the present rare earth minerals.

Cautionary Note Regarding Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding our expectations, intentions, beliefs, and projections about our future results, performance, prospects, and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "project," "potential," "should," "will," "will be," "would," the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance.

The Company will continue to file annual, quarterly, and current reports, proxy statements and other information with the SEC. Forward-looking statements speak only as of the dates specified in such filings or releases. Except as expressly required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after any such date, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included in this release or that may be made elsewhere from time to time by us, or on our behalf. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Company Contact.

1-702-595-2247

sanghaharp1964@gmail.com

www.magmagnacorp.com

SOURCE: MAG MAGNA CORP”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAG MAGNA CORP.

Date: March 25, 2026	By:	/s/ Jamal Khurshid
Jamal Khurshid
Chief Executive Officer

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